UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                September 7, 2006
                               September 11, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
                          organization) Identification
                                      No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                          (954) 252-3440
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01 OTHER EVENTS

On September 11, 2006, China Direct Trading Corporation (China Direct) Board of Directors agreed to exchange 20 million shares of a newly-created class of China Direct serial preferred stock, designated "Series H" and with a par value of $0.10 per share, ("Series H Preferred Stock) for 20 million shares of China Direct Common Stock, $0.0001 par value, (Common Stock) owned by Howard Ullman, the chief executive officer and president of China Direct and its largest stockholder. The shares of Series H Preferred Stock provide Mr. Ullman with the same voting rights as the Common Stock and allow Mr. Ullman to exchange on demand his Series H Preferred Stock for Common Stock on a share-for-share basis. The Series H Preferred Stock provides no conversion, redemption rights to Mr. Ullman and its liquidation and dividend rights are the same as the Common Stock. The sole purpose of the exchange is to increase the number of authorized but unissued shares of the Common Stock. The Common Stock received in the exchange will be treated as treasury shares. China Direct anticipates that the exchange will be consummated by September 15, 2006. China Direct issued a press release on September 11, 2006, concerning the exchange. A copy of that press release is attached hereto as Exhibit 99.1.

On September 7, 2006, China Direct Trading Corp. (China Direct) announced that its Overseas Building Supplies subsidiary (OBS) was receiving its first shipment of neutral color roofing tiles from its Chinese manufacturing sources. OBS initial marketing efforts revealed that the Dade County, Florida market was not receptive to the color schemes of the Chinese-made roofing tiles that OBS intended to initially offer and preferred more neutral colors. In response to that feedback from the initial marketing efforts by OBS, OBS ordered the neutral color roofing tiles. OBS has no sales or orders to date of roofing tiles. A copy of the September 7, 2006 China Direct press release is attached hereto as
Exhibit 99.2.

The information contained in this Current Report of Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


EXHIBIT NUMBER                      DESCRIPTION

Exhibit 99.1 China Direct Trading Corp. Press Release, dated September 11, 2006, re: Exchange of 20 million shares of Series H Preferred Stock for 20 million shares of Common Stock owned by Howard Ullman, Chief Executive Officer and President of China Direct Trading Corp.

Exhibit 99.2 China Direct Trading Corp. Press Release, dated September 7, 2006, re: receipt of neutral roofing tiles.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                                    Date:    September 12, 2006
                                    By: /s/ Howard Ullman
                                    Howard Ullman, Chief Executive Officer,
                                    President and Chairman


EXHIBIT NUMBER                      DESCRIPTION

Exhibit 99.1 China Direct Trading Corp. Press Release, dated September 11, 2006, re: Exchange of 20 million shares of Series H Preferred Stock for 20 million shares of Common Stock owned by Howard Ullman, Chief Executive Officer and President of China Direct Trading Corp.

Exhibit 99.2 China Direct Trading Corp. Press Release, dated September 7, 2006, re: receipt of neutral roofing tiles.